UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 17, 2009
                               _________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
                           ___________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                    000-52660                  20-1769847
            ______                    _________                  __________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

                 10475 PARK MEADOWS DRIVE, SUITE 600
                        LONE TREE, COLORADO                80124
                        ___________________                _____
              (Address of principal executive offices)   (Zip Code)


                                 (720) 279-2377
                                 ______________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 ______________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under the Exchange Act  (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________


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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on November 17, 2009, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Agreement") with Trans Atlantic Metals Ag ("Trans Atlantic").

Geoforum Scandanavia AB ("Geoforum") is the sole legal and beneficial owner of a 100% undivided interest in and to four properties, the Bjorklund Property, the Labbas Property, the Marrviken Property, and the Staverberget Property (collectively, the Properties), located in the Kingdom of Sweden. Geoforum had previously granted to Trans Atlantic an exclusive option (the "Geoforun Option") to acquire a 100% interest in the Properties pursuant to an option agreement dated August 16, 2006 (the "Geoforum - Trans Atlantic Option Agreement").

Therefore, in accordance with the terms and provisions of the Agreement, Trans Atlantic has granted to the Company an irrevocable right to acquire up to an 80% undivided interest in and to the Properties (the "Option"), subject to a 3% net smelter royalty which shall be divided on the basis of 1% for Trans Atlantic and 2% for Geoforum.

In further accordance with the terms and provisions of the Agreement and in order to acquire the initial fifty-one percent (51%) interest in and to the Properties, the Company shall: (i) pay to Trans Atlantic $25,000 at the date of execution of the Agreement, which as of the date of this Current Report has been paid; (ii) pay to Trans Atlantic an additional $25,000 on or before one year from the date of execution of this Agreement (the "Anniversary Date"), and upon each and every Anniversary Date thereafter until either the Option is exercised and the Company acquires an eighty percent (80%) interest in the Properties or the Agreement is terminated; (iii) issue to Trans Atlantic an aggregate 100,000 shares of the Company's restricted common stock of which 50,000 shares will be issued on or before the first Anniversary Date and an additional 50,000 shares will be issued on or before the second Anniversary Date (provided that all liens against the Properties have been removed); and (iv) incur a total of $700,000 in expenditures on the Properties of which $300,000 in expenditures must be made prior to the first Anniversary Date and an additional $400,000 in expenditures must be made prior to the second Anniversary Date.

In further accordance with the terms and provisions of the Agreement and in order to acquire an additional twenty-nine percent (29%) interest in and to the Properties, the Company shall: (i) exercise the Option in accordance with the terms set forth above; and (ii) incur an additional $3,000,000 in expenditures on the Properties prior to the seventh Anniversary Date.

Lastly, in the event the Company exercises the Option, the Company shall have a period of 120 days following the second Anniversary Date to notify Trans Atlantic that the Company elects to establish a joint venture with Trans Atlantic (the "Notice of Election"). A failure to timely elect will be deemed to be a decision by the Company of its intention to exercise the Additional Option. Upon exercise of the Notice of Election, a joint venture will be deemed to have automatically formed for the future exploration and development of the Properties and the Company and Trans Atlantic shall in good faith enter into a formal joint venture agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Option Agreement dated November 17, 2009 between Uranium International Corp. and Trans Atlantic Metals AG.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        URANIUM INTERNATIONAL CORP.

DATE:  NOVEMBER 25, 2009.               /s/ MAREK KRECZMER
                                        ________________________________________
                                        NAME: MAREK KRECZMER
                                        TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   __________